Exhibit 99.2
Certification Pursuant to 18 U.S.C. Section 1350 (as adopted
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002

I, William John Chappell, Senior Vice President and the Chief Financial Officer of Trikon Technologies, Inc (the “Company”), do hereby certify to the best of my knowledge and belief that:

1.
The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the “Report”) fully complies with the requirements of section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.C. 780(d); and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003
/s/ WILLIAM J CHAPPELL
William J Chappell
Senior Vice President and Chief Financial Officer